UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 20, 2009
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On May 20, 2009, Huntington Bancshares Incorporated (the “Company”) issued a press release announcing certain additional capital actions. The press release also announced that the Company’s senior management would host a conference call on May 21, 2009. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. Certain presentation materials relating to the conference call are attached as Exhibit 99.2 and are incorporated herein by reference. These presentation materials are available in the Investor Relations section of the Company’s website at www.huntington-ir.com.
     The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are being furnished herewith:

Exhibit No.	Description

Exhibit 99.1	Press Release, dated May 20, 2009.

Exhibit 99.2	Presentation Materials.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: May 20, 2009	By:	/s/ Richard A. Cheap
		Name:	Richard A. Cheap
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release, dated May 20, 2009.

Exhibit 99.2	Presentation Materials.